Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***] BECAUSE IT IS BOTH: (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

SEGUNDO ADDENDUM al Contrato de Subarrendamiento, que celebran por una parte, al INMOBILIARIA IAMSA, S.A. DE C.V., representada por el señor Eduardo Mendoza Larios en lo sucesivo referido como el SUBARRENDADOR, y BAJA FUR, S.A. DE C.V., en lo sucesivo referido como el SUBARRENDATARIO, representada por la Sr. Oswaldo Alberto Díaz Herrera, y con la comparecencia y consentimiento de OUTSET MEDICAL INC. en lo sucesivo referido como el ”GARANTE” y que formalizan al tenor de las siguientes DECLARACIONES Y CLAUSULAS.

D E C L A R A C I O N E S

Declaran ambas partes:

I. Que Inmobiliaria IAMSA, S.A. de C.V. y el SUBARRENDATARIO celebraron un Contrato de Subarrendamiento el 5 de mayo de 2020, en lo sucesivo denominado el “Contrato de Subarrendamiento”, donde el SUBARRENDADOR subarrendó una propiedad al SUBARRENDATARIO que se identifica como el Edificio Terra, Módulos J y K en el “Vie Verte Business Center”, en la Ciudad de Tijuana, Baja California, con una superficie total de [***] pies cuadrados, equivalente a [***] metros cuadrados, y [***] espacios de estacionamiento, cuyo domicilio oficial es C. Vecinal #20601, Módulos J y K, Col. Presa Rodríguez, Tijuana, B.C. C.P. 22124, al que en lo sucesivo será denominado como la “Propiedad Subarrendada”.

II. Que con fecha 23 de junio de 2020, el SUBARRENDADOR y el SUBARRENDATARIO celebraron un Primer Convenio Modificatorio al Contrato de Subarrendamiento, en donde modificaron algunos términos y condiciones (cláusulas II, XIX y XXVI) del Contrato de Subarrendamiento.

III. Que de conformidad con lo establecido en la Cláusula III, párrafo D, el SUBARRENDATARIO notificó al SUBARRENDADOR su deseo de renovar el Contrato de Subarrendamiento por el primero de dos (2) períodos adicionales dentro del

SECOND ADDENDUM to the Sublease Agreement entered into by and between INMOBILIARIA IAMSA, S.A. DE C.V., herein represented by Mr. Eduardo Mendoza Larios, hereinafter referred to as “SUBLESSOR”, and BAJA FUR, S.A. DE C.V., hereinafter referred to as “SUBLESSEE”, represented by its legal representative, Mr. Oswaldo Alberto Diaz Herrera, with the presence and consent of OUTSET MEDICAL INC. referred to as the “GUARANTOR”, that is formalized pursuant to the following RECITALS and CLAUSES.

R E C I T A L S

Both parties declare:

I. That Inmobiliaria IAMSA, S.A. de C.V. and the SUBLESSEE entered into a Sublease Agreement on May 5, 2020, hereinafter referred to as the “Sub-Lease Agreement,” whereby the SUBLESSOR subleased to SUBLESSEE a property identified as the Terra Building, Modules J and K in the “Vie Verte Business Center,” in the City of Tijuana, Baja California, with a total area of [***] square feet, equivalent to [***] square meters, and [***] parking spaces, with an official address of C. Vecinal #20601, Módulos J y K, Col. Presa Rodríguez, Tijuana, B.C. C.P. 22124, which hereinafter shall be referred to as the “Subleased Property.”

II. That on June 23, 2020, SUBLESSOR and SUBLESSEE entered into a First Amendment to the Sublease Agreement, pursuant to which they modified certain terms and conditions (clauses II, XIX and XXVI) of the Sub-Lease Agreement.

III. That, in accordance with the provisions of Clause III, paragraph D, SUBLESSEE notified SUBLESSOR of its desire to renew the Sublease Agreement for the first of two (2) additional periods

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período requerido conforme al Contrato de Subarrendamiento.

IV. Que es su voluntad celebrar este Segundo Adendum y agregarlo para que forme parte del Contrato de Subarrendamiento a que se refiere la Declaración I, considerando los términos y condiciones que se mencionan a continuación, (i) prorrogar la vigencia del término del Subarrendamiento.

V.- Que mutuamente tienen reconocida la personalidad en los términos del Contrato de Subarrendamiento que es materia de modificación.

VI.- Que conocen el alcance de las modificaciones al Contrato de Subarrendamiento y ambas tiene la capacidad jurídica para cumplir con ellas, por lo que no tienen inconveniente en suscribir el presente Adendum.

De acuerdo con lo anterior, las partes acuerdan las siguientes:

CLAÚSULAS

PRIMERA: PRORROGA DEL TÉRMINO DE SUBARRENDAMIENTO.

Las partes acuerdan prorrogar el Término del Subarrendamiento estipulado en la Clausula III, inciso B, por un nuevo término de 5 (cinco) años forzosos para las partes; por lo tanto, el nuevo término iniciará el 06 septiembre de 2026, y concluirá el 05 de septiembre de 2031.

El SUBARRENDATARIO tiene la opción de solicitar la renovación del contrato de Subarrendamiento, de conformidad con la Clausula III, inciso D, por (1) un periodo adicional de [***].

SEGUNDA: RENTA y CUOTA DE MANTENIMIENTO

A.- RENTA.

El SUBARRENDATARIO, paga a la fecha al SUBARRENDADOR, por Renta Base mensual de los módulos J y K del Edificio Terra, a razón de US$[***] dólares, moneda de curso legal de los Estados Unidos de América, por pie cuadrado, la cantidad de US$[***] dólares ([***] dólares [***] moneda de curso legal de los Estados Unidos de within the time period required under the Sublease Agreement.

IV. That it is their intention to enter into this Second Addendum and add it to be part of the Sublease Agreement referred to in Recital I, considering the terms and conditions mentioned below, (i) extend the term of the Sublease.

V.- That each other recognized their legal representation in the terms of the Sublease Agreement that is amended under the terms set forth herein.

VI.- They understand the scope of the amendments to the Sublease Agreement and both parties have the legal capacity to fulfill them; therefore, they have no objection to signing this Addendum.

Pursuant to the above the parties agree as follows:

CLAUSES

FIRST: SUBLEASE TERM.

The parties agree to extend the Sublease Term stipulated in Clause III, Section B, for a new term of five (5) years, binding to both parties; therefore, the new term will commence on September 6, 2026, and conclude on September 5, 2031.

The SUBLESSEE has the option to request the renewal of the Sublease Agreement in accordance with Clause III, Section D, for (1) one additional period of [***].

SECOND: RENT AND MAINTENANCE FEE

A.- RENT.

The SUBLESSEE pays SUBLESSOR, as of this date, for modules J and K of the Terra Building, at a rate of US$[***] dollars legal currency of the United States of America, per square foot, the amount of US$[***] dollars ([***] dollars and [***] legal currency of the United States of

América), más el Impuesto al Valor Agregado, aplicable a la fecha de pago, que deberá ser pagada al SUBARRENDADOR, por adelantado en el domicilio de este último.

B.- CUOTA DE MANTENIMIENTO.

El SUBARRENDATARIO paga a la fecha al SUBARRENDADOR, por Cuota de Mantenimiento de los módulos J y K del Edificio Terra, a razón de US$[***] dólares, moneda de curso legal de los Estados Unidos de , por pie cuadrado, la cantidad de US$ [***] dólares ([***], moneda de curso legal de los Estados Unidos de América), más el Impuesto al Valor Agregado aplicable al momento del pago, que deberán ser pagados al SUBARRENDADOR, por adelantado, junto con la renta mensual, en el domicilio de este último.

Tanto la renta mensual, como la Cuota de Mantenimiento deberán ser pagadas dentro de los primeros [***] días de cada mes de calendario y serán sujetas a las penalidades por pago tardío establecidas en el Contrato de Subarrendamiento.

La Renta y la Cuota de Mantenimiento, tendrán los incrementos de acuerdo con los términos y condiciones pactados en el Contrato de Subarrendamiento.

TERCERA: El Garante en este acto, reconoce y declara que su Garantía anexa y descrita en la Cláusula XXVI, párrafo N del Contrato de Subarrendamiento, se mantiene vigente y efectiva, y es aplicable y extensiva al Contrato de Subarrendamiento, y este Segundo Adendum.

CUARTA: La Carta de Crédito estipulada en la Clausula XXVI, párrafo O, deberá ser actualizada por el SUBARRENDATARIO garantizando un monto de [***] meses de rentas bases y cuota de mantenimiento, incluyendo lo correspondiente a impuesto predial, seguros, impuestos y demás erogaciones a cargo del subarrendatario que se dispongan en el contrato de subarrendamiento.

Siempre que no haya ocurrido y continúe un Evento de Incumplimiento del SUBARRENDATARIO conforme al Contrato de Subarrendamiento (una vez transcurridos los períodos de notificación y de cura aplicables), el monto garantizado por la Carta de

America), plus the Value Added Tax applicable at the date of payment, which must be paid to the SUBLESSOR in advance at the latter's address.

B.- MAINTENANCE FEE.

The SUBLESSEE pays SUBLESSOR, as a Maintenance Fee for modules J and K of the Terra Building, at a rate of US$[***] dollars, legal currency of the United States of America, per square foot, the amount of US$[***] dollars ([***], legal currency of the United States of America), plus the Value Added Tax applicable at the date of payment, which must be paid to the SUBLESSOR, in advance, together with the monthly rent, at the latter's address.

Both the monthly rent and the Maintenance Fee must be paid within the first [***] days of each calendar month and shall be subject to the penalties for late payment established in the Sublease Agreement.

.

The Rent and Maintenance Fee will be increased according to the terms and conditions agreed upon in the Sublease Agreement.

THIRD: The Guarantor hereby acknowledges and declares that the Guarantee attached to and described in Clause XXVI, paragraph N of the Sublease Agreement remains valid and effective and is applicable and extends to the Sublease Agreement and this Second Addendum.

FOURTH: The Letter of Credit stipulated in Clause XXVI, paragraph O, must be updated by the SUBLESSEE, ensuring an amount equivalent to [***] months of base rent and maintenance fees, including property tax, insurance, applicable taxes, and any other expenses to be borne by the Sublessee as set forth in the sublease agreement.

Provided that no Event of Default by the SUBLESSEE under the Sublease Agreement has occurred and is continuing (after the applicable notice and cure periods have elapsed), the amount secured by the Letter of Credit shall automatically

Crédito se reducirá automáticamente conforme a lo siguiente, tomando como fecha de referencia el inicio del nuevo término del Subarrendamiento (6 de septiembre de 2026). El monto anual a reducir no será mayor al valor actualizado de la renta base, cuota de mantenimiento, y el costo del impuesto predial y seguros considerando el ajuste inflacionario anual, de acuerdo a lo estipulado en el Contrato de Arrendamiento.

(a) En el primer (1er) aniversario del inicio del nuevo término, el monto de la Carta de Crédito se reducirá a una cantidad equivalente a [***] meses de renta base y cuota de mantenimiento, incluyendo lo correspondiente a impuesto predial, seguros, impuestos y demás erogaciones a cargo del SUBARRENDATARIO que se dispongan en el contrato de subarrendamiento;

(b) En el segundo (2do) aniversario del inicio del nuevo término, el monto de la Carta de Crédito se reducirá a una cantidad equivalente a [***] meses de renta base y cuota de mantenimiento, incluyendo los conceptos antes señalados;

(c) En el tercer (3er) aniversario del inicio del nuevo término, el monto de la Carta de Crédito se reducirá a una cantidad equivalente a [***] de renta base y cuota de mantenimiento, incluyendo los conceptos antes señalados; y

(d) En el cuarto (4to) aniversario del inicio del nuevo término, el monto de la Carta de Crédito se reducirá a una cantidad equivalente a [***] meses de renta base y cuota de mantenimiento, incluyendo los conceptos antes señalados.

Dichas reducciones serán automáticas y no requerirán el consentimiento del SUBARRENDADOR, siempre que se cumplan las condiciones antes señaladas. En cada fecha de reducción, el SUBARRENDATARIO tendrá derecho a entregar una Carta de Crédito de reemplazo por el monto reducido, y el SUBARRENDADOR deberá devolver con prontitud la Carta de Crédito entonces existente.

No obstante, lo anterior, en caso de que ocurra un Evento de Incumplimiento, el SUBARRENDADOR be reduced as follows, taking as the reference date the commencement of the new Sublease term (September 6, 2026): The annual amount to be reduced will not be greater than the updated value of the base rent, maintenance fee, and the cost of property tax and insurance considering the annual inflation adjustment, according to the provisions in the Lease Agreement.

(a) On the first (1st) anniversary of the commencement of the new term, the amount of the Letter of Credit shall be reduced to an amount equivalent to [***] months of base rent and maintenance fees, including property tax, insurance, applicable taxes, and any other expenses to be borne by the SUBLESSEE as set forth in the sublease agreement;

(b) On the second (2nd) anniversary of the commencement of the new term, the amount of the Letter of Credit shall be reduced to an amount equivalent to [***] months of base rent and maintenance fees, including the items referred to above;

(c) On the third (3rd) anniversary of the commencement of the new term, the amount of the Letter of Credit shall be reduced to an amount equivalent to [***] months of base rent and maintenance fees, including the items referred to above; and

(d) On the fourth (4th) anniversary of the commencement of the new term, the amount of the Letter of Credit shall be reduced to an amount equivalent to [***] months of base rent and maintenance fees, including the items referred to above.

Such reductions shall be automatic and shall not require the SUBLESSOR's consent, provided that the foregoing conditions are satisfied. On each reduction date, the SUBLESSEE shall have the right to deliver a replacement Letter of Credit in the reduced amount, and the SUBLESSOR shall promptly return the then-existing Letter of Credit.

Notwithstanding the foregoing, if an Event of Default occurs, the SUBLESSOR shall have the tendrá derecho a exigir que la Carta de Crédito sea restituida al monto que hubiere estado vigente con anterioridad a dicha reducción.

En el caso que el SUBARRENDATARIO, ejerza la prórroga del Contrato de Arrendamiento, la Carta de Crédito, deberá ser actualizada por el SUBARRENDATARIO, garantizando un monto de [***] meses de rentas bases y cuota de mantenimiento, incluyendo lo correspondiente a impuesto predial, seguros, impuestos y demás erogaciones a cargo del subarrendatario que se dispongan en el contrato de subarrendamiento.

Tras dicha renovación, la Carta de Crédito estará sujeta al mismo calendario de reducciones y a las condiciones establecidas en esta Sección, incluidas las reducciones automáticas en cada aniversario del plazo de renovación, siempre que no haya ocurrido y esté vigente ningún Evento de Incumplimiento.

QUINTA: Todos los términos y condiciones del Contrato de Subarrendamiento, incluyendo los términos de garantía y todas las estipulaciones que figuran en los mismos, se mantienen válidos y en efecto, tal cual fueron estipulados en los mismos, por lo que el presente Adendum no provoca novación.

SEXTA: Este documento forma parte del Contrato de Subarrendamiento, como un solo documento; conteniendo estos las condiciones y promesas realizados entre las partes, y no deberán ser modificados verbalmente o de ninguna otra manera más que en un contrato por escrito firmado por los representantes autorizados de las partes.

SÉPTIMA: Este Adendum se firma en español e inglés y en caso de que resultare alguna inconsistencia con respecto a su interpretación prevalecerá la versión en español.

OCTAVA: Para todo lo relativo a la interpretación y cumplimiento de este Adendum y del Contrato de Subarrendamiento, las partes expresamente se someten a la jurisdicción de los Tribunales de la Ciudad de Tijuana, Estado de Baja California, renunciando a cualquier otro fuero que por razón de su domicilio presente o futuro o por cualquier otra causa pudiera llegar a corresponderles.

PARA CONSTANCIA, las partes han celebrado el presente Adendum al Contrato de Subarrendamiento en la Ciudad de Tijuana, Baja California, México, a día 19 de agosto del año dos mil veintiséis.

right to require that the Letter of Credit be restored to the amount in effect prior to such reduction.

In the event that the SUBLESSEE exercises the option to extend the Lease Agreement, the Letter of Credit must be updated by the SUBLESSEE to guarantee an amount equivalent to [***] months of base rent and maintenance fees, including amounts corresponding to property taxes, insurance, taxes, and other expenses payable by the sublessee as stipulated in the sublease agreement.

Following such renewal, the Letter of Credit shall be subject to the same reduction schedule and conditions set forth in this Section, including the automatic reductions on each anniversary of the renewal term, provided that no Event of Default has occurred and is continuing.

FIFTH: All other terms and conditions of the Sublease Agreement, including the guaranty terms and all provisions contained therein, will remain and continue in full force and effect as contained, therefore, this Addendum does not cause novation.

SIXTH: This document forms part of the Sublease Agreement, as a single document; containing therein the terms and promises made between the parties and shall not be modified verbally or otherwise except in a written contract signed by the authorized representatives of the parties.

SEVENTH: This Addendum is signed in Spanish and English, and in the event of any inconsistency regarding its interpretation, the Spanish version shall prevail.

EIGHTH:  As provided in the Sublease Agreement, the parties hereunder agree that everything to the interpretation and compliance of this Addendum and the Sublease Agreement, they expressly submit to the jurisdiction of the Civil Courts of the City of Tijuana, State of Baja California, expressly waiving any other jurisdiction which might be applicable by reason of their present or future domiciles or otherwise.

IN WITNESS WHEREOF, the parties have executed this Addendum to the Sublease Agreement in the city of Tijuana, Baja California, Mexico, on

EL SUBARRENDADOR/SUBLESSOR:

INMOBILIARIA IAMSA, S.A. DE C.V.

/s/ Eduardo Mendoza Larios

____________________________________

Eduardo Mendoza Larios

Representante Legal/Legal Representantive

TESTIGOS/WITNESSES:

/s/ Carlos Uribe

_____________________________________

the 19th, day of August of the year two thousand and twenty-six.

EL SUBARRENDATARIO/SUBLESSEE:

BAJA FUR, S.A. DE C.V.

/s/ Oswaldo Alberto Díaz Herrera

_______________________________________

Oswaldo Alberto Díaz Herrera

Representante Legal/Legal Representative

El Garante tiene conocimiento y acepta los

términos fijados en este Adendum/ Guarantor

acknowledges and accepts the terms set forth in

this Addendum.

GARANTE/GUARANTOR:

OUTSET MEDICAL INC.

/s/ Leslie Trigg